Supplement to the
Fidelity Advisor® Convertible Securities Fund
Institutional Class
January 29, 2015
Prospectus

Effective July 1, 2015, Institutional Class will be renamed Class I. The features and policies of the class will not change.

ACVSI-15-01  June 1, 2015
1.900370.107